Exhibit 10.24

BLACKHAWK NETWORK HOLDINGS, INC.

AMENDED AND RESTATED 2007 STOCK OPTION AND STOCK APPRECIATION

RIGHT PLAN

STOCK APPRECIATION RIGHT GRANT NOTICE

Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 2007 Stock Option and Stock Appreciation Right Plan attached hereto as Exhibit D (the “Plan”), hereby grants to the Holder listed below (the “Holder”), an award of Stock Appreciation Rights (“SARs”) over that number of shares of common stock, par value $0.001 per share, of the Company (the “Shares”). Upon exercise, each SAR represents the right to receive that number of Shares, if any, having a Fair Market Value equal to the Fair Market Value of one Share less the Exercise Price per Share set forth below. The SARs are subject to all of the terms and conditions as set forth herein and in the Stock Appreciation Right Agreement attached hereto as Exhibit A (the “SAR Agreement”), the Plan and the Third Amended and Restated Stockholders’ Agreement, dated as of August 21, 2012, by and among Safeway Inc., a Delaware corporation, the Company and certain other stockholders of the Company (as amended from time to time, the “Stockholders’ Agreement”), each of which are incorporated herein by reference. Unless otherwise defined herein or in the SAR Agreement, the terms defined in the Plan shall have the same defined meanings in this Stock Appreciation Right Grant Notice (this “Grant Notice”) and the SAR Agreement.

Holder:	[ ]

Grant Date:	[ ]

Exercise Price per Share:	$[ ]

Total Number of Shares Subject to the SARs:	[ ]

Expiration Date	[ ]

Exercise Schedule:	Subject to the terms and conditions of the Plan, the SAR Agreement (including, without limitation, Sections 3.1, 3.2 and 3.3 of the SAR Agreement), and this Grant Notice, the SARs shall vest and become exercisable as to:

(i) 20% of the SARs on [ ],

(ii) 20% of the SARs on [ ],

(iii) 20% of the SARs on [ ],

(iv) 20% of the SARs on [ ], and

(v) 20% of the SARs on [ ].

In no event, however, shall the SARs vest and become exercisable for any additional shares of Common Stock following the Holder’s Separation from Service.

By his or her signature, the Holder agrees to be bound by the terms and conditions of the Plan, the SAR Agreement, this Grant Notice and the Stockholders’ Agreement. The Holder has reviewed the Plan, the SAR Agreement, this Grant Notice and the Stockholders’ Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, the SAR Agreement, this Grant Notice and the Stockholders’

Agreement. The Holder hereby agrees to accept as final, binding, and conclusive all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, the SAR Agreement or this Grant Notice or relating to the SARs. If the Holder is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

BLACKHAWK NETWORK HOLDINGS, INC.	HOLDER

By:	By:
Name:	Name:
Title:
Address:	Address:

Attachments:	Stock Appreciation Right Agreement (Exhibit A)
Consent of Spouse (Exhibit B)
Form of Exercise Notice (Exhibit C)
Blackhawk Network Holdings, Inc. Amended and Restated 2007 Stock Option and Stock Appreciation Right Plan (Exhibit D)
Third Amended and Restated Stockholders’ Agreement (Exhibit E)

EXHIBIT A

TO STOCK APPRECIATION RIGHT GRANT NOTICE

STOCK APPRECIATION RIGHT AGREEMENT

THIS STOCK APPRECIATION RIGHT AGREEMENT (this “Agreement”), effective as of the grant date (the “Grant Date”) set forth in the Stock Appreciation Right Grant Notice (the “Grant Notice”), is made by and between Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), and the individual set forth in the Grant Notice (the “Holder”).

WHEREAS, the Company wishes to carry out the Plan (as defined below) (the terms of which are hereby incorporated by reference and made a part of this Agreement);

WHEREAS, the Administrator of the Plan has determined that it would be to the advantage and best interest of the Company and Safeway (as defined below), its majority stockholder, to grant the Stock Appreciation Rights (“SARs”) provided for herein to the Holder as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and other good and valuable consideration provided for herein, and has advised the Company thereof and instructed the undersigned officer to issue said SARs; and

WHEREAS, the Holder has agreed to enter into this Agreement and that certain Third Amended and Restated Stockholders’ Agreement, dated as of August 21, 2012, by and among Safeway, the Company and certain other stockholders of the Company, as amended from time to time (the “Stockholders’ Agreement”), each of which sets forth the rights and obligations of the parties thereto with respect to the shares of Common Stock to be issued pursuant to the SARs.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever capitalized terms are used in this Agreement they shall have the meaning specified herein unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular and the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Grant Notice or, if not defined therein or in this Agreement, the Plan.

Section 1.1 - Administrator.

“Administrator” shall mean the Board, except that, if the Board appoints a Committee, the term “Administrator” shall mean the Committee as to those duties, powers and responsibilities specifically conferred upon the Committee.

Section 1.2 - Board.

“Board” shall mean the Board of Directors of the Company.

Section 1.3 - Change in Control.

“Change in Control” shall have that meaning set forth in the Plan.

Section 1.4 - Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5 - Committee.

“Committee” shall mean a committee or subcommittee of the Board, appointed as provided in Section 7.1 of the Plan.

Section 1.6 - Common Stock.

“Common Stock” shall mean common stock, par value $0.001 per share, of the Company.

Section 1.7 - Company.

“Company” shall mean Blackhawk Network Holdings, Inc., a Delaware corporation.

Section 1.8 - Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.9 - Plan.

“Plan” shall mean the Blackhawk Network Holdings, Inc. Amended and Restated 2007 Stock Option and Stock Appreciation Right Plan.

Section 1.10 - Public Trading Date.

“Public Trading Date” shall mean the first date upon which the Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

Section 1.11 - Retirement Date.

“Retirement Date” shall mean the later of:

(a) the date the Holder attains the age of 55, or

(b) the fifth anniversary of the Holder’s date of hire by the Company or any Subsidiary or Safeway or any Safeway Subsidiary.

Section 1.12 - Safeway.

“Safeway” shall mean Safeway Inc., a Delaware corporation.

Section 1.13 - Safeway Subsidiary.

“Safeway Subsidiary” shall mean any entity (other than Safeway), whether domestic or foreign, in an unbroken chain of entities beginning with Safeway if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

Section 1.14 - Secretary.

“Secretary” shall mean the Secretary of the Company.

Section 1.15 - Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.16 - Separation from Service.

“Separation from Service” shall mean the Holder’s “separation from service” within the meaning of Section 409A(a)(2)(A)(i) of the Code and the Treasury Regulations thereunder.

Section 1.17 - Stock Appreciation Rights or SARs.

“Stock Appreciation Rights” or “SARs” shall mean the stock appreciation rights over the Common Stock of the Company granted under this Agreement.

Section 1.18 - Subsidiary.

“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

ARTICLE II.

GRANT OF STOCK APPRECIATION RIGHTS

Section 2.1 - Grant of SARs.

The Company hereby irrevocably grants to the Holder Stock Appreciation Rights over any part or all of the number of shares of Common Stock specified in the Grant Notice, subject to the terms and conditions of the Plan, the Grant Notice, and this Agreement.

Section 2.2 - Exercise Price.

Subject to adjustment pursuant to Section 8.3 of the Plan, the Exercise Price per share of Common Stock covered by the SARs shall be the price set forth in the Grant Notice (which shall be no less than 100% of the Fair Market Value of a share of the Company’s Common Stock on the date of grant), without commission or other charge.

Section 2.3 - Company’s Obligation to Pay.

Each SAR has a value equal to the difference between the Fair Market Value of a share of Common Stock on the date the SAR is exercised and the Exercise Price per share of Common Stock (set forth in the Grant Notice). Unless and until the SARs will have vested and are exercised in accordance with this Agreement, the Holder will have no right to payment of the SARs. Prior to exercise of any vested SARs, such SARs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

Section 2.4 Consideration to Company; No Employment Rights.

In consideration of the grant of the SARs by the Company, the Holder agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in this Agreement, the Plan or the Grant Notice shall confer upon the Holder any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge or terminate the employment or services of the Holder at any time for no reason or for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Holder.

Section 2.5 - Stockholders’ Agreement.

The SARs and the shares of Common Stock to be issued hereunder upon exercise of the SARs shall be subject to the Stockholders’ Agreement. Not later than 30 days following the Grant Date, the Holder shall execute, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the Stockholders’ Agreement attached as Exhibit “E” to the Grant Notice.

ARTICLE III.

PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability.

(a) Subject to subsection (b) and Sections 3.2 and 3.3, the SARs shall become vested and exercisable in such vesting installment amounts and at such times as are set forth in the Grant Notice.

(b) Subject to Section 3.3, the SARs shall become vested and exercisable in full immediately prior to the occurrence of a Change in Control.

(c) No portion of the SARs which has not become vested and exercisable at the date of the Holder’s Separation from Service shall thereafter become vested and exercisable, except as may otherwise be provided by the Administrator or as set forth in a written agreement between the Company and the Holder.

Section 3.2 - Duration of Exercisability; Exercise Windows.

(a) The vesting installments provided for in the exercise schedule set forth in the Grant Notice are cumulative. Each such vesting installment that becomes vested and exercisable pursuant to the exercise schedule set forth in the Grant Notice shall remain exercisable until it becomes unexercisable under Section 3.3. No portion of the SARs that is not vested and exercisable at the date of the Holder’s Separation from Service shall thereafter become vested and exercisable.

(b) Subject to Section 3.3, the vested portion of the SARs shall only be exercisable during the months of February and August. The limitations set forth in this Section 3.2 shall cease to apply upon the earliest to occur of the following events:

(i)	the Public Trading Date;

(ii)	the occurrence of a Change in Control; or

(iii)	the Holder’s Separation from Service.

Section 3.3 - Expiration of SARs.

The SARs shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(a) the expiration of seven years from the Grant Date;

(b) the expiration of 30 days from the date of the Holder’s Separation from Service, unless such Separation from Service occurs by reason of the Holder’s death, Disability or Retirement or the Holder’s discharge by the Company or any Subsidiary for engaging in willful misconduct which injures the Company or any of its Subsidiaries;

(c) the expiration of one year from the date of the Holder’s Separation from Service by reason of the Holder’s death, Disability or Retirement; or

(d) the engagement by the Holder in willful misconduct which injures the Company or any of its Subsidiaries.

ARTICLE IV.

EXERCISE OF STOCK APPRECIATION RIGHTS

Section 4.1 - Person Eligible to Exercise.

During the lifetime of the Holder, only the Holder may exercise the SARs or any portion thereof. After the death of the Holder, any exercisable portion of the SARs may, prior to the time when the SARs become unexercisable under Section 3.3, be exercised by his or her personal representative or by any person empowered to do so under the Holder’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise.

Any exercisable portion of the SARs or all of the SARs, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the SARs or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than 100 shares (or the minimum number of shares for which the SARs are vested and exercisable at such time, if a smaller number of shares) and shall be for whole shares only.

Section 4.3 - Manner of Exercise.

The SARs, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office, or to such other person designated by the Secretary, of all of the following prior to the time when the SARs or such portion thereof become unexercisable under Section 3.3:

(a) Notice in writing signed by the Holder or other person then entitled to exercise such SARs or portion thereof, stating that such SARs or portion thereof are thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit “C” to the Grant Notice (or such other form as is prescribed by the Administrator);

(b) The receipt by the Company of full payment for all applicable withholding taxes, which may be in one or more of the forms of consideration permitted under Section 4.4, subject to Section 8.4 of the Plan;

(c) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(d) In the event the SARs or portion thereof shall be exercised in accordance with the terms of this Agreement by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the SARs.

Section 4.4 - Method of Payment.

Payment of the withholding taxes incurred upon such exercise shall be through the surrender of shares of Common Stock then issuable upon exercise of the SARs having a Fair Market Value on the date of exercise equal to the aggregate withholding taxes incurred upon such exercise, calculated using the minimum statutory withholding rates. Notwithstanding the foregoing, the Administrator may determine to permit or require the satisfaction of withholding taxes incurred upon such exercise by any of the following, or a combination thereof, as determined appropriate by the Administrator, in its sole discretion:

(a) cash;

(b) check;

(c) on and after the Public Trading Date, and to the extent permitted under applicable law, delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the SARs, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate withholding taxes; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

(d) through the delivery of shares of Common Stock which have been owned by the Holder for such period of time, if any, determined necessary by the Company to avoid adverse accounting charges, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate withholding taxes incurred upon such exercise; or

(e) any combination of the foregoing.

Section 4.5 - Conditions to Issuance of Stock Certificates.

The shares of stock deliverable upon the exercise of the SARs, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the SARs or portion thereof prior to fulfillment of all of the following conditions:

(a) The receipt by the Company of full payment of all applicable withholding taxes, which may be in one or more of the forms of consideration permitted under Section 4.4, subject to Section 8.4 of the Plan;

(b) The Holder’s execution and delivery of the Stockholders’ Agreement with respect to such shares;

(c) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed, if applicable;

(d) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, if applicable, or the receipt of further representations from the Holder as to investment intent or completion of other actions necessary to perfect exemptions, as the Administrator shall, in its absolute discretion, deem necessary or advisable;

(e) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(f) The lapse of such reasonable period of time following the exercise of the SARs as the Administrator may from time to time establish for reasons of administrative convenience; and

(g) Unless a registration statement under the Securities Act is in effect with respect to the shares to be issued, the receipt of the written representation of the Holder that the shares of Common Stock are being acquired by him for investment and with no present intention of selling or transferring them and that he will not sell or otherwise transfer the shares except in compliance with all applicable securities laws.

Section 4.6 - Rights as Stockholder.

The holder of the SARs shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares issuable upon the exercise of any part of the SARs unless and until certificates representing such shares shall have been issued by the Company to such holder. Except as provided in Section 8.3 of the Plan, no adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued.

ARTICLE V.

OTHER PROVISIONS

Section 5.1 - Administration.

The Administrator shall have the power to interpret the Plan, the Grant Notice and this Agreement, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the SARs.

Section 5.2 - SARs Subject to Terms of Plan.

This Agreement and the rights of the Holder hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Administrator may adopt for administration of the Plan. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.

Section 5.3 - SARs Not Transferable.

The SARs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Subject to the preceding sentence, neither the SARs nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.4 - Notices.

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to the Holder shall be addressed to the Holder at the address given beneath his or her signature to the Grant Notice or the last known address for the Holder contained in the Company’s personnel records. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the Holder’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall be deemed effectively given upon personal delivery or when deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service, enclosed in a properly sealed envelope or wrapper addressed as aforesaid.

Section 5.5 - Titles.

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Governing Law; Severability.

This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without giving effect to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

Section 5.7 - Information Obligation.

To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to the Holder at least annually. This Section 5.7 shall not apply if the Optionee’s duties with the Company assure the Optionee access to equivalent information.

Section 5.8 - Repurchase Limitation.

Notwithstanding anything to the contrary in this Agreement or the Stockholders’ Agreement, the right of the Company and/or Safeway to repurchase the shares of stock deliverable upon the exercise of the SAR shall be limited to the extent necessary to comply with applicable state securities laws, including, without limitation, Section 260.140.41 of Title 10 of the California Code of Regulations.

Section 5.9 Conformity to Securities Laws.

The Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the SARs are granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.10 - Amendments.

Except as otherwise provided in Section 8.2 or Section 8.12 of the Plan, this Agreement may not be modified, amended or terminated in a manner that adversely affects the rights of any interested party, except by an instrument in writing, signed by a duly authorized representative of the Company and the Holder or such other person as may then be entitled to exercise the SARs or portion thereof.

Section 5.11 - Successors and Assigns.

Subject to the terms and conditions of the Plan, this Agreement shall inure to the benefit of and be binding on the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 5.3, this Agreement shall be binding upon the Holder and his or her heirs, executors, administrators, successors and assigns.

Section 5.12 - Entire Agreement.

The Plan, the Grant Notice (including all Exhibits thereto), and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Holder with respect to the subject matter hereof.

EXHIBIT B

TO STOCK APPRECIATION RIGHT GRANT NOTICE

CONSENT OF SPOUSE

I,                                         , spouse of                     , have read and approve the foregoing Stock Appreciation Right Grant Notice, dated as of [                    ], by and between Blackhawk Network Holdings, Inc. a Delaware corporation (the “Company”), and [                    ] (the “Grant Notice”), the Stock Appreciation Right Agreement attached thereto (the “SAR Agreement”), and the Third Amended and Restated Stockholders’ Agreement, dated as of August 21, 2012, by and among Safeway Inc., a Delaware corporation, the Company and certain other stockholders of the Company (as amended from time to time, the “Stockholders’ Agreement”). In consideration of granting of the right to my spouse to purchase shares of Common Stock of the Company, as set forth in the SAR Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the SAR Agreement and agree to be bound by the provisions of the SAR Agreement and the Stockholders’ Agreement (including, without limitation, any transferability restrictions on the shares of Common Stock of the Company purchased by my spouse under the SAR Agreement) insofar as I may have any rights in said SAR Agreement or any shares purchased pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing SAR Agreement.

Dated: ,
Signature of Spouse

EXHIBIT C

TO STOCK APPRECIATION RIGHT GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,             , 20    , the undersigned (the “Holder”) hereby elects to exercise the Holder’s Stock Appreciation Rights over the number of shares of common stock, par value $0.001 per share, specified below (the “Shares”) of Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), under and pursuant to the Blackhawk Network Holdings, Inc. Amended and Restated 2007 Stock Option and Stock Appreciation Right Plan (the “Plan”) and the Stock Appreciation Right Grant Notice dated as of [                    ] (the “Grant Notice”) and the Stock Appreciation Right Agreement attached thereto (the “SAR Agreement”).

Capitalized terms used herein without definition shall have the meanings given in the SAR Agreement or, if not defined therein or this Exercise Notice, the Plan.

Grant Date:

Total number of Shares being exercised:

Exercise Price:	$ per share

Total Exercise Price:	$

Total number of Shares to be Issued net of Exercise Price:

Certificate to be issued in name of:

Payment delivered herewith:	$ (Representing all applicable withholding taxes) Form of Payment:
(Please specify)

1. Representations of the Holder. The Holder acknowledges that the Holder has received, read and understood the Plan, the SAR Agreement, and the Third Amended and Restated Stockholders’ Agreement, dated as of August 21, 2012, by and among Safeway Inc., a Delaware corporation, the Company and certain other stockholders of the Company (as amended from time to time, the “Stockholders’ Agreement”). The Holder agrees to abide by and be bound by their terms and conditions.

2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 8.3 of the Plan. Except as otherwise provided in the Stockholders’ Agreement, the Holder shall enjoy rights as a stockholder until such time as the Holder disposes of the Shares or the Company and/or its assignee(s) repurchases the Shares pursuant to the provisions of the Stockholders’ Agreement. Upon such repurchase, the Holder shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Stockholders’ Agreement, and the Holder shall

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forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

3. Stockholders’ Agreement. The Shares to be issued hereunder shall be subject to the Stockholders’ Agreement, including the repurchase rights and resale restrictions set forth therein. As a condition to the issuance of the Shares, the Holder shall execute, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the Stockholders’ Agreement attached as Exhibit “E” to the Grant Notice.

4. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The Holder understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (X) THE SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, (Y) THE SALE OR TRANSFER IS IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS OR (Z) THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS SET FORTH IN A STOCKHOLDERS’ AGREEMENT BY AND AMONG SAFEWAY INC., THE COMPANY, THE STOCKHOLDER AND CERTAIN HOLDERS OF COMMON STOCK OF THE COMPANY. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(b) Stop-Transfer Notices. The Holder agrees that, in order to ensure compliance with the restrictions referred to herein (including the transfer restrictions set forth in the Stockholders’ Agreement), the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the

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Plan, the Stockholders’ Agreement or this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5. Investment Intent. The Holder is acquiring the Shares for his or her own account, for investment purposes only and not with a present view toward the distribution thereof or with any present intention of distributing or reselling any such Shares in violation of the Securities Act or any state securities laws. The Holder acknowledges that the Holder has knowledge and experience in financial and business matters such that the Holder is capable of evaluating the merits and risks of investment in the Shares and of making an informed investment decision with respect thereto or has consulted with advisors who possess such knowledge and experience. The Holder also acknowledges that, irrespective of any other provision of this Exercise Notice, the Holder shall not sell, exchange, transfer, alienate, convey, negotiate, pledge, hypothecate, encumber or assign or in any other way dispose of all or any of the Shares except in compliance with all applicable federal and state securities laws, including, without limitation, the Securities Act. The Holder further acknowledges that the Holder understands that the Shares are not registered under the Securities Act and must be held by the Holder until the Shares are registered under the Securities Act or an exemption from such registration is available. The Holder acknowledges that the Company shall have no obligation to take any action that may be necessary to make available any exemption from registration under the Securities Act. The Holder also acknowledges that the Holder is prepared to hold the Shares for an indefinite period of time and that the Holder understands that Rule 144 issued under the Securities Act (which exempts certain resales of unrestricted securities) is not presently available to exempt the resale of the Shares from the registration requirements of the Securities Act.

6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Holder and his or her heirs, executors, administrators, successors and assigns.

7. Governing Law; Severability. This Exercise Notice shall be administered, interpreted and enforced under the internal laws of the State of Delaware (without giving effect to the conflicts of law principles thereof). Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

8. Notices. Any notice to be given under the terms of this Exercise Notice to the Company shall be addressed to the Company in care of its Secretary at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to the Holder shall be addressed to the Holder at the address given beneath his or her signature to the Grant Notice or the last known address for the Holder contained in the Company’s personnel records. By a notice given pursuant to this Section 8, either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the Holder’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 8. Any notice shall be deemed effectively given upon personal delivery or when deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service, enclosed in a properly sealed envelope or wrapper addressed as aforesaid.

9. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

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10. Delivery of Payment. The Holder herewith delivers to the Company all applicable withholding taxes.

11. Tax Consultation. The Holder understands that there are tax consequences to the Holder as a result of the Holder’s purchase or disposition of the Shares. The Holder represents that the Holder has consulted with any tax consultants the Holder deems advisable in connection with the purchase or disposition of the Shares and that the Holder is not relying on the Company for any tax advice.

12. Entire Agreement. The Plan, the SAR Agreement and the Grant Notice are incorporated herein by reference. This Exercise Notice, the Plan, the SAR Agreement and the Grant Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Holder with respect to the subject matter hereof.

ACCEPTED BY: BLACKHAWK NETWORK HOLDINGS, INC.		SUBMITTED BY:

By:		By:

Print Name:		Print Name:

Title:
Address:	5918 Stoneridge Mall Road Pleasanton, CA 94588-3229	Address:

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EXHIBIT D

TO STOCK APPRECIATION RIGHT GRANT NOTICE

AMENDED AND RESTATED RESTRICTED STOCK OPTION AND STOCK APPRECIATION RIGHT PLAN

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EXHIBIT E

TO STOCK APPRECIATION RIGHT GRANT NOTICE

THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

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